                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            January 28, 1997
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ON Technology Corporation
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Delaware                                0-26376                 04-3162846
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(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)          Identification No.)


One Cambridge Center                 Cambridge, MA                    02142
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code   (617) 374-1400
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                                   N/A
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         (Former name or former address, if changed since last report.)
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                           ON TECHNOLOGY CORPORATION


Item 2  Acquisition or Disposition of Assets

     On January 28, 1997, Wilma 96 Vermogensverwaltungs GmbH ("Wilma GmbH"), a wholly-owned subsidiary of ON Technology Corporation ("ON Technology"), entered into a definitive Stock Purchase Agreement (the "Purchase Agreement") with Hans-Till Freiherr von Ruxleben, Liliane Freifrau von Ruxleben, Eugen Heiter, Iska Heiter, Harald Moller, Reinhold Weber and Jochen Tschunke (the "Sellers") and csd Software GmbH, a German corporation ("csd"), pursuant to which Wilma GmbH purchased all of the outstanding capital stock of csd. The purchase price consisted of: (i) $5,000,000 in cash and (ii) approximately 1,315,790 newly issued shares, subject to certain post-closing adjustments, of ON Technology common stock with a value of $7,393,160 based on the average closing price of ON Technology Common Stock during the five business days preceding and the five business days following the date of execution of the definitive Purchase Agreement.

     csd is engaged in the development, manufacture and sale of PC desktop software management tools. csd has its products running on networks as small as 100 nodes and as large as 50,000 nodes. csd's INTEGRA product family provides an integrated set of management tools that allows organizations to upgrade or install software applications, manage configurations, and do remote control on networked PCs running DOS, Windows, Windows 95 or Windows NT. Integra supports network servers running Unix, NetWare, or Windows NT, and networks running IP or IPX protocols. INTEGRA differentiates itself from other software management products by making it possible for the network administrator to upgrade the entire operating system on a PC. csd's principal asset consists of technology related to its software products.

     The consideration payable by ON Technology in connection with its acquisition was determined by arm's length negotiations among ON Technology, the Sellers and csd. Funds for the cash portion of the purchase price were provided from ON Technology's available cash deposits. None of the Sellers has a material relationship with ON Technology, any affiliate of ON Technology, any director or officer of ON Technology, or any associate of any such director or officer.

Item 7  Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

     It is impractible at this time for ON Technology to include the financial statements of the acquired business required pursuant to this Item in this Current Report on Form 8-K. Such financial statements will be filed by amendment to ON Technology's Current Report on Form 8-K as soon as they are available, and within 60 days, pursuant to Item 7(a)(4).

     (b) Pro Forma Financial Information

     It is impractible at this time for ON Technology to include the proforma financial information required pursuant to this Item in this Current Report on Form 8-K. ON Technology is currently preparing the proforma financial information required pursuant to this Item and such proforma financial information will be filed by amendment to ON Technology's Current Report on Form 8-K as soon as it is available, and within 60 days, pursuant to Item 7(b)(2).


     (c) Stock Purchase Agreement among Wilma 96 Vermogensverwaltungs GmbH, csd Software GmbH, Hans-Till Freiherr von Ruxleben, Liliane Freifrau von Ruxleben, Eugen Heiter, Iska Heiter, Harald Moller, Reinhold Weber and Jochen Tschunke dated January 28, 1997.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ON TECHNOLOGY CORPORATION


                                By: /s/ Christopher A. Risley
                                    _________________________________
                                    Christopher A. Risley
                                    President and Chief Executive Officer


Date:  February 5, 1997
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                                 EXHIBIT INDEX


(a) Stock Purchase Agreement among Wilma 96 Vermogensverwaltungs GmbH and csd Software GmbH, dated January 28, 1997